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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: September 13, 2000
(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
               (formerly known as NationsLink Funding Corporation)
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             (Exact name of registrant as specified in its charter)


         Delaware                  333-66805                     56-1950039
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     (State or Other              (Commission                 (I.R.S. Employer
     Jurisdiction of              File Number)               Identification No.)
      Incorporation)


Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC  28255
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              (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (704) 386-2400



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ITEM 5.  OTHER EVENTS.

         Attached is the Consent of Risk Management Solutions Inc. to the use of its name and the summary of its seismic study in the prospectus supplement in respect of the Registrant's proposed offering of NationsLink Funding Corporation Commercial Mortgage Pass-Through Certificates, Series 1999-3 (which the Registrant has renamed Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-1). The Registrant hereby incorporates by reference in the Registration Statement the Consent.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit  23       Consent.






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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                NATIONSLINK FUNDING CORPORATION



                                                By: /s/  James E. Naumann
                                                    ----------------------------
                                                    Name:  James E. Naumann
                                                    Title: Senior Vice President

Date: September 13, 2000






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                                  Exhibit Index

Item 601(a) of
Regulation S-K
Exhibit No.                       Description                            Page
--------------                    -----------                            ----

23                                Consent








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